                                                                    Exhibit 10.7


                            INDEMNIFICATION AGREEMENT

       INDEMNIFICATION AGREEMENT, dated as of __________________, 2000 (this "Agreement"), by and between TeleCommunication Systems, Inc., a Maryland corporation (the "Company"), and _________________ ("Indemnitee").

                                   WITNESSETH:

       WHEREAS, the Charter (as defined herein) and By-Laws (as defined herein) of the Company provide for indemnification by the Company of its directors and officers as provided therein, and the Indemnitee has agreed to serve as a director and/or officer of the Company or has been serving and continues to serve as a director and/or officer of the Company in partly reliance on such provision;

       WHEREAS, to provide the Indemnitee with additional contractual assurance of protection against personal liability in connection with certain proceedings described below, the Company desires to enter into this Agreement;

       WHEREAS, the Maryland General Corporation Law (the "MGCL") expressly recognizes that the indemnification provisions of Section 2-418 of the Maryland Corporations and Associations Annotated Code (the "Maryland Statute") are not exclusive of any other rights to which a person seeking indemnification may be entitled under the Charter or By-Laws of the Company, a resolution of stockholders or directors, an agreement or otherwise, and this Agreement is being entered into pursuant to and in furtherance of the Charter and By-Laws of the Company, as permitted by the Maryland Statute and as authorized by the Charter and the Board of Directors of the Company; and

       WHEREAS, in order to induce the Indemnitee to serve or continue to serve as a director and/or officer of the Company and in consideration of the Indemnitee's so serving, the Company desires to indemnify the Indemnitee and to make arrangements pursuant to which the Indemnitee may be advanced or reimbursed expenses incurred by the Indemnitee in certain proceedings described below, according to the terms and conditions set forth below;

       NOW THEREFORE, the Company and Indemnitee hereby agree as follows:

       1.     (a)    Third-Party Proceedings. The Company shall indemnify
Indemnitee to the fullest extent of Maryland law, except as otherwise provided in Section 3 of this Agreement, if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed suit, action, proceeding, arbitration or alternative dispute resolution mechanism, investigation, administrative hearing, whether civil, criminal, administrative or investigative (any such suit, action, proceeding, arbitration or alternative dispute resolution mechanism, investigation, administrative hearing being referred to herein as a "Proceeding") (other than an action by or in the right of the Company or any Subsidiary (as defined below) of the Company) by reason of the fact that Indemnitee is or was an officer, director, employee or agent of the Company or any subsidiary or affiliated entity (each, a "Subsidiary") of the Company, by reason of any action or inaction on the part of Indemnitee while an officer, director, employee or agent of the Company or any Subsidiary of the Company or by reason of the fact that Indemnitee is or was serving at the request of the Company as an officer, director, employee or agent of another Person (as defined in Section 5(d)), against expenses (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with the defense and/or settlement of such Proceeding (collectively, "Expenses") if Indemnitee (i) acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, (ii) did not actually receive an improper personal benefit in money, property or services and (iii) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

              (b) Proceedings by or in the Right of the Company or any Subsidiary. The Company shall indemnify Indemnitee to the fullest extent of Maryland law, except as otherwise provided in Section 3 of this Agreement, if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed Proceeding by or in the right of the Company or any Subsidiary of the Company by reason of the fact that Indemnitee is or was an officer, director, employee or agent of the Company or any Subsidiary of the Company by reason of the fact that Indemnitee is or was serving at the request of the Company as an officer, director, employee or agent of another Person, against Expenses in each case to the extent actually and reasonably incurred by Indemnitee if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, provided that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company and its stockholders unless and only to the extent that the Circuit Court of the State of Maryland, or the court in which such action or proceeding shall have been brought or is pending, shall determine that in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for expense, and then only to the extent that the court shall determine.

              (c) Selection of Counsel. In the event the Company shall be obligated under Section 1(a) or (b) hereof to pay the Expenses of any Proceeding against Indemnitee, the Company shall be entitled to assume the defense of such Proceeding, with counsel approved by Indemnitee (who shall not unreasonably withhold such approval), upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Proceeding, provided that, (i) Indemnitee shall have the right to employ his counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized in writing by the Company,
(B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense and shall have notified the Company in writing thereof, (C) Indemnitee shall have reasonably concluded that there may be a conflict of interest between Indemnitee and other indemnitees of the Company being represented by counsel retained by the Company in the same Proceeding and shall have notified the Company in writing thereof, or (D) the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding within a reasonable time frame, then the reasonable fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

       2. Contribution. If, when Indemnitee has met the applicable standard of conduct, the indemnification provisions set forth in Section 1 should, under applicable law, be to any extent unenforceable, then the Company agrees that it shall be treated as though it is or was a party to the threatened, pending or completed Proceeding in which Indemnitee is or was involved and that the Company shall contribute to the amounts paid or payable by Indemnitee as a result of such Expenses in third-party Proceedings in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Indemnitee on the other in connection with such action or inaction, or alleged action or inaction, as well as any other relevant equitable considerations.

       For purposes of this Section 2, the relative fault shall be determined by reference to, among other things, the fault of the Company and all of its directors, officers, employees and agents (other than Indemnitee), as a group and treated as one entity, and such group's relative intent, knowledge, access to information and opportunity to have altered or prevented the action or inaction, or alleged action or inaction, forming the basis for the threatened, pending or contemplated Proceeding, and Indemnitee's relative fault in light of such factors on the other hand.

       3. Limitations to Rights of Indemnification and Advancement of Expenses. Except as otherwise provided in Sections 8 and 11 of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement:

              (a) with respect to any Proceeding initiated, brought or made by or on behalf of Indemnitee (i) against the Company, unless a Change in Control (as defined in Section 3(h) of this Agreement) shall have occurred, or
(ii) against any Person other than the Company, unless approved in advance by the Board of Directors of the Company (the "Board");

              (b) on account of any Proceeding in which it shall be determined by final judgment by a court having jurisdiction in the matter that Indemnitee intentionally caused or intentionally contributed to the injury complained of, with the knowledge that such injury would occur;

              (c) on account of Indemnitee's conduct which shall be determined by final judgment by a court having jurisdiction in the mater that Indemnitee was knowingly fraudulent, deliberately dishonest, engaged in willful misconduct or that Indemnitee received an improper personal benefit;

              (d) for any Expenses incurred by Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, to the extent that a court of competent jurisdiction determines that any of the material assertions made by Indemnitee in such Proceeding was not made in good faith or was frivolous;

              (e) for Expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company;

              (f) for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16 (b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor statute; or

              (g) if it shall be determined by final judgment by a court having jurisdiction in the matter that such indemnification is not lawful.

              (h) "Change in Control" means the occurrence of any of the following events:

                     (i) the Company is merged, consolidated or reorganized into or with another corporation or other entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or entity immediately after such transaction are held in the aggregate by the holders of voting stock immediately prior to such transaction;

                     (ii) the Company sells or otherwise transfers all or substantially all of its assets to another corporation or other entity in which, after giving effect to such sale or transfer, the holders of voting stock of the Company immediately prior to such sale or transfer hold in the aggregate less than a majority of the combined voting power of the then-outstanding securities of such other corporation;

                     (iii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report or item therein), each as promulgated pursuant to the Exchange Act, disclosing that any person or entity, other than any shareholder of the Company (and its affiliates) owning 10% or more of the Company's voting stock on the date hereof, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 50% or more of the combined voting power of the Company's voting stock; or

                     (iv) if during any period of two consecutive years individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof; provided, however, that for purposes of this clause (iv) each director of the Company who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least majority of the directors of the Company (or a committee of the Board) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period.

              Notwithstanding the provisions of clause (iii) above, unless otherwise determined in the specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred solely because the Company, any Subsidiary or any employee stock ownership plan or any other employee benefit plan of the Company or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1 or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of voting stock of the Company, whether in excess of 50% or otherwise.

       4.     Procedure for Determination of Entitlement to Indemnification.

              (a) To obtain indemnification under this Agreement, the Indemnitee shall submit to the Company a written request for payment of the appropriate Indemnified Amounts, including with such requests such documentation and information as is reasonably available to the Indemnitee and reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that the Indemnitee has requested indemnification.

              (b) The Company shall pay the Indemnitee the appropriate Indemnified Amounts unless it is established that the Indemnitee has not met any applicable standard of conduct set forth in the Charter, MGCL, the Maryland Statute and By-laws. For purposes of determining whether the Indemnitee is entitled to Indemnified Amounts, in order to deny indemnification to the Indemnitee the Company has the burden of proof in establishing that the Indemnitee did not meet the applicable standard of conduct. In this regard, a termination of any Proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct; provided, however, that the termination of any criminal proceeding by conviction, or a pleading of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the Indemnitee did not meet the applicable standard of conduct.

              (c) Any determination that the Indemnitee has not met the applicable standard of conduct required to qualify for indemnification shall be made (i) either by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties of such action, suit or proceeding; or (ii) by Independent Counsel (as defined herein below); provided that the manner in which (and, if applicable, the counsel by which) the right to indemnification is to be determined shall be approved in advance in writing by both the highest ranking executive officer of the Company who is not party to such action (sometimes hereinafter referred to as "Senior Officer") and by the Indemnitee. In the event that such parties are unable to agree on the manner in which any such determination is to be made, such determination shall be made by Independent Counsel retained by the Company especially for such purpose, provided that such counsel be approved in advance in writing by both the said Senior Officer and the Indemnitee. The fees and expenses of counsel in connection with making said determination contemplated hereunder shall be paid by the Company, and, if requested by such counsel, the Company shall give such counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

              (d) The Company will use its best efforts to conclude as soon as practicable any required determination pursuant to subparagraph (c) above and promptly will advise the Indemnitee in writing with respect to any determination that the Indemnitee is or is not entitled to indemnification, including a description of any reason or basis for which indemnification has been denied. Payment of any applicable Indemnified Amounts will be made to the Indemnitee within ten (10) days after any determination of the Indemnitee's entitlement to indemnification.

              (e) Notwithstanding the foregoing, the Indemnitee may, at any time after sixty (60) days after a claim for Indemnified Amounts has been filed with the Company (or upon receipt of written notice that a claim for Indemnified Amounts has been rejected, if earlier) and before three (3) years after a claim for Indemnified Amounts has been filed, petition a court of competent jurisdiction to determine whether the Indemnitee is entitled to indemnification under the provisions of this Agreement, and such court shall thereupon have the exclusive authority to make such determination unless and until such court dismisses or otherwise terminates such action without having made such determination. The court shall, as petitioned, make an independent determination of whether the Indemnitee is entitled to indemnification as provided under this Agreement, irrespective of any prior determination made by the Board of Directors or independent counsel. If the court shall determine that the Indemnitee is entitled to indemnification as to any claim, issue or matter involved in the Proceeding with respect to which there has been no prior determination pursuant to this Agreement or with respect to which there has been a prior determination that the Indemnitee was not entitled to indemnification hereunder, the Company shall pay all expenses (including attorneys' fees and disbursements) actually incurred by the Indemnitee in connection with such judicial determination.

              (f) "Independent Counsel" means a law firm or a member of a law firm that neither at the time in question, nor in the five years immediately preceding such time has been retained to represent (i) the Company or Indemnitee in any matter material to either such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification under this Agreement. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any Person who, under the applicable standards of professional conduct then prevailing under the law of the State of Maryland, would be precluded from representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

       5. Presumptions and Effect of Certain Proceedings. (a) In making a determination, with respect to entitlement to indemnification hereunder, the Person or Persons making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 4 of this Agreement, and the Company shall bear the burden of proof to rebut that presumption in connection with the making by any Person or Persons of any determination contrary to that presumption.

              (b) The termination of any Proceeding or of any claim, issue or matter therein by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, or, with respect to any criminal action or proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

              (c) Indemnitee's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and its stockholders.

              (d) For purposes of any determination hereunder, Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action was based on (i) the records or books of account of the Company or another Person, including financial statements, (ii) information supplied to him by the officers of the Company or another Person in the course of their duties, (iii) the advice of legal counsel for the Company or another Person, or (iv) information or records given or reports made to the Company or another Person by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or another Person. The term "Person" as used in this Agreement shall mean any other individual, corporation or any partnership, joint venture, trust, employee benefit plan or other entity or enterprise.

       6. Success on Merits or Otherwise. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding described in Section 1 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against Expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal thereof. For purposes of this Section 6, the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal or dismissal (with or without prejudice) of any Proceeding against Indemnitee without any express finding of liability or guilt against him, (ii) the expiration of 180 days after the making of any claim or threat of a Proceeding without the institution of the same and without any promise of payment or payment made to induce a settlement or (iii) the settlement of any Proceeding under Section 1, pursuant to which Indemnitee pays less than $10,000.

       7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses of Indemnitee in connection with the investigation, defense, settlement or appeal of any Proceeding specified in Section 1, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. The party or parties making the determination shall determine the portion (if less than all) of such Expenses for which Indemnitee is entitled to indemnification under this Agreement.

       8.     Costs. All the costs of making the determination required by
Section 4 hereof shall be borne solely by the Company, including, but not limited to, the costs of legal counsel and judicial determinations. The Company shall also be solely responsible for paying (i) all reasonable expenses incurred by Indemnitee to enforce this Agreement, including, but not limited to, the costs incurred by Indemnitee to obtain court-ordered indemnification pursuant to
Section 11, regardless of the outcome of any such application or proceeding, and
(ii) all costs of defending any Proceedings challenging payments to Indemnitee under this Agreement.

       9. Advance of Expenses. (a) The Indemnitee hereby is granted the right to receive in advance of a final, nonappealable judgment or other final adjudication of a Proceeding (a "Final Determination") the amount of any and all expenses, including, without limitation, investigation expenses, expert witnesses' and attorneys' fees and other expenses expended or incurred by the Indemnitee in connection with any Proceeding or otherwise expended or incurred by the Indemnitee (such amounts so expended or incurred being referred to as "Advanced Amounts").

              (b) In making any written request for Advanced Amounts, the Indemnitee shall submit to the Company a schedule setting forth in reasonable detail the dollar amount expended or incurred and expected to be expended. Each such listing shall be supported by the bill, agreement, or other documentation relating thereto, each of which shall be appended to the schedule as an exhibit. In addition, before the Indemnitee may receive Advanced Amounts from the Company, the Indemnitee shall provide to the Company (i) a written affirmation of the Indemnitee's good faith belief that the applicable standard of conduct required for indemnification by the Company has been satisfied by the Indemnitee, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the Advanced Amount if it shall ultimately be determined that the Indemnitee has not satisfied any applicable standard of conduct. The written undertaking required from the Indemnitee shall be an unlimited general obligation of the Indemnitee but need not be secured. The Company shall pay to the Indemnitee all Advanced Amounts within twenty (20) days after receipt by the Company of all information and documentation required to be provided by the Indemnitee pursuant to this paragraph.

       10. Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of any event or occurrence related to the fact that Indemnitee is or was an officer, director, employee or agent of the Company or any Subsidiary of the Company, or is or was serving at the request of the Company as an officer, director, employee or agent of another Person, a witness in any Proceeding, whether instituted by the Company or any other party, and to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

       11. Enforcement. (a) If a claim for indemnification or advancement of Expenses made to the Company pursuant to Section 4 or 9 is not timely paid in full to Indemnitee by the Company as required by Section 4 or 9, respectively, Indemnitee shall be entitled to seek judicial enforcement of the Company's obligations to make such payment in an appropriate court of the State of Maryland. In the event that a determination is made that Indemnitee is not entitled to indemnification or advancement of Expenses hereunder, (i) Indemnitee may seek a de novo adjudication of Indemnitee's entitlement to such indemnification or advancement either, at Indemnitee's sole option (A) an appropriate court of the State of Maryland, or (B) an arbitration to be conducted by a single arbitrator, located in Annapolis, Maryland, pursuant to the rules of the American Arbitration Association; (ii) any such judicial proceeding or arbitration shall not in any way be prejudiced by, and Indemnitee shall not be prejudiced in any way by such adverse determination; and (iii) in any such judicial proceeding or arbitration the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses under this Agreement. Indemnitee shall commence a proceeding seeking an adjudication of Indemnitee's right to indemnification or advancement of Expenses pursuant to the preceding sentence within six (6) months following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 11(a).

              (b) The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to the provisions of
Section 11(a) that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

              (c) In any action brought under this Section 11, it shall be a defense to a claim for indemnification (other than an action brought to enforce a claim for advancement of expenses) that Indemnitee has not met the standards of conduct which make it permissible under Maryland law for the Company to indemnify Indemnitee for the amount claimed. The burden of proving such defense shall be on the Company.

       12. Liability Insurance and Funding. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company. If, at the time of the receipt of a notice of a claim pursuant to Section 4 hereof, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The Company shall have no obligation to obtain or maintain such insurance.

       13. Merger or Consolidation. In the event that the Company shall be a constituent corporation in a merger, consolidation or other reorganization, the Company shall require as a condition thereto, (a) if it shall not be the surviving, resulting or acquiring corporation therein, the surviving, resulting or acquiring corporation to agree to indemnify Indemnitee to the full extent provided herein, and (b) whether or not the Company is the surviving, resulting or acquiring corporation therein, Indemnitee shall also stand in the same position under this Agreement with respect to the surviving, resulting or acquiring corporation as Indemnitee would have with respect to the Company if the Company's separate existence had continued.

       14. Nondisclosure of Payments. Except as expressly required by federal securities laws or other applicable laws or regulations or by judicial process, Indemnitee shall not disclose any payments made under this Agreement, whether indemnification or advancement of expenses, unless prior written approval of the Company is obtained.

       15. Nonexclusivity and Severability; Subrogation. (a) The right to indemnification and advancement of Expenses provided by this Agreement shall not be exclusive of any other rights to which Indemnitee may be entitled under the Amended and Restated Articles of Incorporation (the "Charter") or Amended and Restated Bylaws (the "Bylaws") of the Company, Maryland law, any other statute, insurance policy, agreement, vote of stockholders of the Company or of the Board (or otherwise), both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after Indemnitee has ceased to be a director or officer of the Company and shall inure to the benefit of his heirs, executors and administrators; provided, however, that to the extent Indemnitee otherwise would have any greater right to indemnification and/or advancement of Expenses under any provision of the Charter or the Bylaws of the Company, Indemnitee shall be deemed to have such greater right pursuant to this Agreement; and, provided, further, that to the extent that any change is made to Maryland law (whether by legislative action or judicial decision), the Charter and/or the Bylaws that permits any greater right to indemnification and/or advancement of Expenses than that provided under this Agreement as of the date hereof, Indemnitee shall be deemed to have such greater right pursuant to this Agreement. No amendment, alteration, or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee prior to such amendment, alteration, or repeal.

              (b) If any provision or provisions of this Agreement are held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any provisions of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any provisions of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

              (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all actions necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

       16. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt, of (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

       17. Mutual Acknowledgement. Both the Company and Indemnitee acknowledge that in certain instances federal law or public policy may override applicable state law and prohibit the Company from indemnifying Indemnitee under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "Commission") has taken the position that indemnification is not permissable for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company shall not be required to provide indemnification or advance Expenses in violation of any law or public policy.

       18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflict of laws.

       19. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Maryland for all purposes in connection with any action, suit or proceeding which arises out of or relates to this Agreement.

       20. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforcement is sought needs to be produced to evidence the existence of this Agreement.

       21. Modification; Survival. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability or incapacity of Indemnitee or the termination of Indemnitee's service as a director or officer of the Company and shall inure to the benefit of Indemnitee's heirs, executors and administrators.

       IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.


INDEMNITEE:                                  TELECOMMUNICATION SYSTEMS, INC.



------------------------------               --------------------------------

                                             --------------------------------
                                             Name:
                                                   --------------------------
                                             Title:
                                                   --------------------------